SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 15, 2005

AVIATION GENERAL, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24795	73-1547645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 NW 63rd Street, Hanger 8, Wiley Post Airport, Bethany, Oklahoma 73008
(Address and Zip Code of Principal Executive Offices)

(405) 440-2255
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
ÿ Written communications pursuant to Rule 425 under the Securities Act
ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
ÿ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act

TABLE OF CONTENTS

ITEM 5.01. Other Events

SIGNATURES

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Item 5.01. Other Events

Aviation General, Incorporated ("Aviation General": AVGE.PK) announced that the Chapter 11 bankruptcy filing of its sole wholly owned subsidiary, Commander Aircraft Company (www.commanderair.com), has been converted to a Chapter 7 filing by the U.S. Bankruptcy Court in Delaware on Friday, January 14, 2005. All business operations of the company have ceased indefinitely. The Court has appointed a Trustee to preside over the preservation, disposition, and sale of the company’s assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIATION GENERAL, INCORPORATED

Date: February 1, 2005	By:	/s/ Wirt D. Walker, III
Wirt D. Walker, III
Chairman of the Board of Directors, Chief Executive Officer and Authorized Signatory

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